UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 23, 2011

ORIENT PAPER, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34577	20-4158835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Science Park, Juli Road Xushui County, Baoding City Hebei Province, People’s Republic of China 072550
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:   (86) 312-8698215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 23, 2011, Orient Paper, Inc. (the “Company”) dismissed BDO Limited as its independent registered public accounting firm and appointed BDO China Shu Lun Pan CPAs LLP (“BDO China”), a Chinese member of BDO International Ltd., as its new independent registered public accounting firm. The decision to appoint BDO China as the new independent registered public accounting firm was approved by the Audit Committee and the Board of Directors of the Company on December 23, 2011.

The audit reports of BDO Limited on the Company’s financial statements for each of the past two fiscal years ended December 31, 2009, and 2010, contained no adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and through the date of this report, the Company has had no disagreements with BDO Limited on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Limited, would have caused it to make reference to the subject matter of such disagreements in its report on the Company’s financial statements for such periods.

During the two most recent fiscal years and through the date of this report, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

The Company provided BDO Limited with a copy of this disclosure before its filing with the SEC. The Company requested that BDO Limited provide the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements, and the Company received a letter from BDO Limited stating that it agrees with the above statements.  A copy of this letter is filed as an exhibit to this report and is incorporated herein by reference.

New Independent Registered Public Accounting Firm

The Audit Committee and the Board of Directors of the Company appointed BDO China as the new independent registered public accounting firm effective as of December 23, 2011. During the two most recent fiscal years and through the date of its engagement, the Company did not consult with BDO China regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or a reportable event (as described in Regulation S-K Item 304(a)(1)(v)) , during the two most recent fiscal years.

Prior to engaging BDO China, BDO China did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to change its independent registered public accounting firm from BDO Limited to BDO China.

Item 8.01 Other Events.

On December 23, 2011, the Company issued a press release announcing the dismissal of BDO Limited and the appointment of BDO China Shu Lun Pan CPAs LLP as its independent registered public accounting firm. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

16.1	Letter dated December 23, 2011 from BDO Limited to the Securities and Exchange Commission.
99.1	Press release, dated December 23, 2011, issued by Orient Paper, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIENT PAPER, INC.

Date: December 23, 2011	By:	/s/ Winston C. Yen
Winston C. Yen
Chief Financial Officer